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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2005


                             MASTERCARD INCORPORATED
             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-50250                   13-4172551
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                2000 PURCHASE STREET
                 PURCHASE, NEW YORK                               10577
      (Address of principal executive offices)                  (Zip Code)

                                 (914) 249-2000
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

      Set forth below are tables that provide information regarding the performance results for the three months ended March 31, 2005 for the payment programs of MasterCard International Incorporated and MasterCard Europe sprl (collectively, "MasterCard"), the principal operating subsidiaries of MasterCard Incorporated. In addition, set forth below are tables that provide information regarding MasterCard's payment programs for the years ended December 31, 2004 and 2003, in each case restated to present the information on the same basis as the information in the tables for the three months ended March 31, 2005.

      The tables set forth the gross dollar volume ("GDV"), purchase volume, cash volume and the number of purchase transactions, cash transactions, accounts, cards and acceptance locations on a regional basis for MasterCard(R)-branded and MasterCard Electronic(TM)-branded cards. Growth rates over prior periods are provided for volume-based data.

                                                        FOR THE 3 MONTHS ENDED MARCH 31, 2005
                --------------------------------------------------------------------------------------------------------------------
 ALL PROGRAMS      GDV      GROWTH  PURCHASE  GROWTH     PURCHASE      CASH    GROWTH       CASH     ACCOUNTS   CARDS     ACCEPTANCE
 EXCEPT ON-LINE                      VOLUME           TRANSACTIONS    VOLUME           TRANSACTIONS                        LOCATIONS
 DEBIT PROGRAMS (BILLIONS) (LOCAL) (BILLIONS) (LOCAL)   (MILLIONS)  (BILLIONS) (LOCAL)   (MILLIONS) (MILLIONS) (MILLIONS) (MILLIONS)
                --------------------------------------------------------------------------------------------------------------------
 South Asia /
 Middle East
 Africa            $4.4     24.9%     $3.1     23.3%       49.6       $1.3      28.8%      11.8        11.6       13.6         .6
 Asia / Pacific    62.0      7.0%     41.6      9.9%      418.9       20.3       1.6%      70.5       120.2      133.6        7.5
 Europe           105.1     11.7%     80.5     12.9%    1,024.7       24.6       8.2%     177.0       101.1      114.2        7.3
 Latin America     20.5     35.4%      9.0     32.5%      232.0       11.5      37.8%      90.4        49.2       60.2        1.9
 Canada            13.2     13.0%     11.1     16.0%      147.7        2.0      -0.8%       4.4        23.8       29.4         .7
 United States    174.5      9.0%    131.8      9.3%    1,878.7       42.6       8.3%     181.0       289.8      346.9        5.7
 Worldwide        379.6     10.9%    277.2     11.4%    3,751.6      102.3       9.5%     535.1       595.7      697.9       23.7


 CREDIT PROGRAMS

 United States    131.6      3.8%    105.5      6.1%    1,256.6       26.1      -4.5%      16.3       226.6      277.8
 Worldwide        301.2      7.3%    235.3      9.8%    2,854.4       65.9      -0.9%     206.6       503.4      593.6


 OFF-LINE DEBIT
 PROGRAMS

 United States     42.9     28.9%     26.3     24.2%      622.0       16.5      37.1%     164.6        63.3       69.1
 Worldwide         78.4     27.3%     41.9     21.4%      897.2       36.4      34.9%     328.4        92.3      104.2

                                                        FOR THE YEAR ENDED DECEMBER 31, 2004
                ---------------------------------------------------------------------------------------------------------
 ALL PROGRAMS      GDV      GROWTH  PURCHASE  GROWTH    PURCHASE       CASH    GROWTH       CASH     ACCOUNTS    CARDS
 EXCEPT ON-LINE                      VOLUME           TRANSACTIONS    VOLUME           TRANSACTIONS
 DEBIT PROGRAMS (BILLIONS) (LOCAL) (BILLIONS) (LOCAL)   (MILLIONS)  (BILLIONS) (LOCAL)   (MILLIONS) (MILLIONS) (MILLIONS)
                ---------------------------------------------------------------------------------------------------------
 South Asia /
 Middle East
 Africa           $15.4     28.2%     $11.1    26.7%      185.6       $4.2      32.2%      39.5        10.6       12.7
 Asia / Pacific   225.9      1.8%     150.3    11.9%    1,609.5       75.6     -13.6%     243.5       118.3      131.7
 Europe           398.0     14.2%     303.3    15.8%    4,054.8       94.7       9.2%     735.1        99.0      111.7
 Latin America     69.2     33.3%      30.6    27.7%      841.8       38.6      38.1%     324.9        46.0       56.9
 Canada            50.5     12.8%      42.5    14.2%      607.2        7.9       5.8%      18.3        23.2       28.5
 United States    694.7      9.1%     525.7     9.3%    7,416.6      169.0       8.6%     604.8       278.9      337.8
 Worldwide      1,453.6     10.5%   1,063.6    12.3%   14,715.5      390.0       5.9%   1,966.1       576.0      679.4


 CREDIT PROGRAMS

 United States    546.7      6.3%    432.9      8.3%    5,212.0      113.8      -0.9%      74.5       217.6      271.5
 Worldwide      1,177.7      8.8%    911.9     12.2%   11,450.3      265.7      -1.4%     822.8       487.5      579.7


 OFF-LINE DEBIT
 PROGRAMS

 United States    148.0     21.1%     92.8     13.9%    2,204.6       55.2      35.7%     530.2        61.3       66.3
 Worldwide        275.9     18.2%    151.6     12.7%    3,265.2      124.3      25.7%   1,143.3        88.5       99.7

                                                        FOR THE YEAR ENDED DECEMBER 31, 2003
                ---------------------------------------------------------------------------------------------------------
 ALL PROGRAMS      GDV      GROWTH  PURCHASE  GROWTH     PURCHASE      CASH    GROWTH       CASH     ACCOUNTS    CARDS
 EXCEPT ON-LINE                      VOLUME           TRANSACTIONS    VOLUME           TRANSACTIONS
 DEBIT PROGRAMS (BILLIONS) (LOCAL) (BILLIONS) (LOCAL)   (MILLIONS)  (BILLIONS) (LOCAL)   (MILLIONS) (MILLIONS) (MILLIONS)
                ---------------------------------------------------------------------------------------------------------
 South Asia /
 Middle East
 Africa           $10.9     13.5%     $8.0     17.9%      158.3       $2.9       3.0%      31.2         8.4        9.8
 Asia / Pacific   213.0     -9.0%    128.8      1.2%    1,440.6       84.2     -21.2%     197.1       109.9      121.6
 Europe           317.8     13.3%    238.8     13.8%    3,514.9       79.0      11.7%     706.2        89.5      100.0
 Latin America     53.0     31.3%     24.0     20.3%      689.3       29.0      42.0%     269.8        38.0       47.7
 Canada            41.7     14.7%     34.7     14.9%      539.9        7.0      13.7%      17.8        20.2       26.6
 United States    636.6      5.7%    481.1      8.8%    6,839.2      155.6      -2.9%     557.9       263.3      319.8
 Worldwide      1,273.0      5.8%    915.3      9.5%   13,182.1      357.7      -2.6%   1,780.1       529.3      625.5


 CREDIT PROGRAMS

 United States    514.5      5.9%    399.6      7.3%    4,889.8      114.9       1.3%      82.1       215.3      266.7
 Worldwide      1,045.8      5.4%    785.2      9.0%   10,293.7      260.7      -4.1%     740.2       460.3      545.7


 OFF-LINE DEBIT
 PROGRAMS

 United States    122.2      5.1%     81.5     17.2%    1,949.4       40.7     -13.0%     475.9        48.0       53.1
 Worldwide        227.1      7.8%    130.2     12.8%    2,888.4       97.0       1.8%   1,039.9        68.9       79.8

      Maestro(R) and Cirrus(R) on-line debit transactions, Mondex(R) transactions and other branded transactions are not included in the preceding tables.

      For purposes of the tables: GDV represents purchase volume plus cash volume and includes the impact of balance transfers and convenience checks; purchase volume means the aggregate dollar amount of purchases made with MasterCard-branded cards for the relevant period; and cash volume means the aggregate dollar amount of cash disbursements obtained with MasterCard-branded cards for the relevant period. The number of cards includes virtual cards, which are MasterCard-branded payment accounts in connection with which functional cards are not generally issued. Acceptance locations include merchant locations, ATMs and other locations where cash may be obtained.

      The MasterCard payment product is comprised of both credit programs and off-line debit programs, and certain data relating to each type of program is included in the tables. Credit programs include MasterCard-branded credit and charge programs. Off-line debit programs include MasterCard-branded debit programs where the primary means of cardholder validation at the point of sale is for cardholders to sign a sales receipt.

      Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which MasterCard volumes are reported. These exchange rates are calculated on a quarterly basis using the average exchange rate for each quarter. However, MasterCard reports period-over-period rates of change in GDV, purchase volume and cash volume solely on the basis of local currency information, in order to eliminate the impact of changes in the value of foreign currencies against the U.S. dollar in calculating such rates of change. Accordingly, the period-over-period rates of change set forth in the tables cannot be extrapolated directly by reference to dollar volume information presented by MasterCard for the current and historical periods.

      The data set forth in the GDV, purchase volume, purchase transactions, cash volume and cash transactions columns is derived from information provided by MasterCard members that is subject to logical and statistical verification by MasterCard and partial cross-checking against information provided by MasterCard's transaction processing systems. The data set forth in the accounts, cards and acceptance locations columns is derived from information provided by MasterCard members and is subject to certain limited logical and statistical verification by MasterCard. Certain information with respect to acceptance locations is provided by third parties and has not been independently verified by MasterCard. All data is subject to revision and amendment by MasterCard's members subsequent to the date of its release.

      A portion of the data set forth in the accounts and cards columns reflects the impact of routine portfolio changes among members and other practices that may lead to over counting of the underlying data in certain circumstances.

      The tables include information with respect to MasterCard-branded transactions that are not processed by MasterCard and transactions for which MasterCard does not earn revenues. Cash volume growth for offline debit programs in the U.S. region has increased significantly as a result of stricter enforcement of reporting requirements for such data.

      Attached also as Exhibit 99.1 is a press release issued by MasterCard International Incorporated, dated May 3, 2005, which further discusses the results of MasterCard's payment programs for the three months ended March 31, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.
     --------

         Exhibit 99.1 Press Release of MasterCard International Incorporated, dated May 3, 2005.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Mastercard Incorporated


Date: May 3, 2005                      By   /s/ NOAH J. HANFT
                                          --------------------------------------
                                          Noah J. Hanft
                                          General Counsel and Secretary